UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 24, 2023

WHIRLPOOL CORPORATION

(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63, Benton Harbor, Michigan	49022-2692
(Address of principal executive offices)	(Zip Code)

(269) 923-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	WHR	Chicago Stock Exchange and New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported by Whirlpool Corporation (the “Company”) in its Current Report on Form 8-K, dated January 9, 2023, João Brega will retire from his position as Executive Vice President and President, Whirlpool Latin America Region (LAR) effective March 31, 2023.

In connection with Mr. Brega’s transition from the Company, on March 24, 2023, Mr. Brega entered into a Business Confidentiality, Cooperation, Termination, Settlement and Release Agreement (the “Release Agreement”) and Agreement for the Binding Exercise of the Position of Member of the Board of Directors and Non Compete (the “Director Services Agreement”) with Whirlpool S.A., a subsidiary of the Company, and certain other affiliated parties of the Company with respect to the Release Agreement. Pursuant to the Release Agreement, Mr. Brega will receive an amount equal to BRL 934,545 (approximately US$178,115) to be paid in two semi-annual installments, the first becoming due on September 30, 2023 and the second on March 31, 2024, in addition to statutory severance amounts due to Mr. Brega under local law. The amounts payable pursuant to the Release Agreement are subject to Mr. Brega’s compliance with the Release Agreement, including cooperation and restrictive covenants relating to confidentiality, and Mr. Brega’s release of claims in favor of the Company. Pursuant to the Director Services Agreement, Mr. Brega will receive BRL 3,692,308 (approximately US$703,752), payable in two semi-annual installments on September 30, 2023 and March 31, 2024, payable as compensation for Mr. Brega’s continued service as a director of Whirlpool S.A. until March 31, 2024 as well as his agreement to comply with restrictive covenants relating to non-competition until April 1, 2024.

The above description of the Release Agreement and the Director Services Agreement is not complete and is qualified in its entirety by reference to the full text of the Release Agreement and Director Services Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Business Confidentiality, Cooperation, Termination, Settlement and Release Agreement dated March 24, 2023 between the Company and João Brega

10.2	Agreement for the Binding Exercise of the Position of Member of the Board of Directors and Non Compete dated March 24, 2023 between Whirlpool S.A. and João Brega

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

/s/ Bridget K. Quinn
By:	Bridget K. Quinn
Deputy General Counsel and Corporate Secretary

Dated: March 30, 2023